First Quarter 2019 Earnings Conference Call April 24, 2019 1

Legal Disclaimers Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward- looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions, including its latest acquisition of CoBiz Financial, Inc., and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. There may also be difficulties and delays in integrating CoBiz Financial Inc.'s business or fully realizing cost savings and other benefits including, but not limited to, business disruption and customer acceptance of BOK Financial Corporation's products and services. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of March 31, 2019 unless otherwise noted. 2

Steven G. Bradshaw Chief Executive Officer 3

First Quarter Summary: Q1 2019 Q4 2018 Q1 2018 Diluted EPS $1.54 $1.50 $1.61 Net income before taxes $140.2 $128.5 $136.3 Net income attributable to BOKF shareholders $110.6 $108.5 $105.6 Noteworthy items impacting first quarter profitability: • CoBiz integration expense of $12.7 million realized this quarter. Systems integration finalized in Q1, so full run rate efficiencies to be realized going forward. • Strong performance in Brokerage & Trading and Mortgage bodes well for fee revenues in 2019. • Continued strength with Energy and Healthcare; anticipated CRE paydowns realized. • $8.0 million in loan loss provision due to continued loan growth. 4

Additional Details Quarterly Year over $billions Q1 2019 Growth Year Growth Period-End Loans $21.8 0.5% 25.5% Average Loans $21.8 0.9% 26.1% Period-End Deposits $25.3 0.3% 14.1% Average Deposits $24.6 (1.9)% 11.2% Fiduciary Assets $46.4 3.5% (0.5)% Assets Under Management or in Custody $78.9 3.4% 0.0% • Loan growth continues, led by strength in Energy and Healthcare. • Deposits relatively flat on a quarterly basis, year over year growth largely CoBiz related. • Strong liquidity position with average loan/deposit ratio of 86%. • Fiduciary assets and assets under management were up due to favorable equity markets. • $60.6 million in share repurchases in Q1. 5

Steven Nell Chief Financial Officer Financial Overview 6

Net Interest Revenue and Margin ($millions) Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Net interest revenue $278.1 $285.7 $240.9 $238.6 $219.7 Provision for credit losses $8.0 $9.0 $4.0 $— $(5.0) NIR after provision $270.1 $276.7 $236.9 $238.6 $224.7 Net interest margin 3.30% 3.40% 3.21% 3.17% 2.99% • Net interest revenue and net interest margin • Net interest revenue for the quarter was $278.1 million, a decrease of $7.6 million from the previous quarter. • Net interest margin was 3.30%, down 10 basis points from the previous quarter. • These decreases were driven primarily by the combination of a decrease in average noninterest-bearing demand deposits and an increase in average trading assets versus the prior quarter, which together resulted in a lower non-rate funds gap. • The yield on average earning assets was 4.46%, a 13 basis point increase, and the yield on the loan portfolio was 5.26% - up 17 basis points due to increases in short-term market interest rates. • The yield on the available for sale securities portfolio increased 6 basis points to 2.57%, while the yield on the trading securities portfolio was down 22 basis points. • The overall cost of interest bearing liabilities increased 24 basis points to 1.66%, including a 17 basis point increase in interest bearing deposits to 1.04%. 7

Fees and Commissions Revenue, $mil Growth: Quarterly, Quarterly, Year Trailing 12 Q1 2019 Sequential over Year Months Brokerage and Trading $31.6 12.5% 3.2% 0.9% Transaction Card 20.7 0.4% (1.2)% (0.3)% Fiduciary and Asset Management 43.4 (0.7)% 3.6% 0.8% Deposit Service Charges and Fees 28.2 (3.9)% 4.0% 1.0% Mortgage Banking 23.8 8.9% (8.4)% (2.2)% Other Revenue 12.8 (22.2)% (1.5)% (0.3)% Total Fees and Commissions $160.6 0.3% 0.6% 0.1% • Brokerage and Trading: Up largely due expansion of trading activities in mortgage-backed securities. • Mortgage Banking: Interest rate pressure subsided, leading to increased applications, commitments and margins. Significant cost saves realized in 2018, and new cost saves were introduced in the quarter with the discontinuation of online lead-buying business. • Fiduciary and Asset Management: Down slightly due to balance contraction, shrinking the fee base. With increased business and the market recovery this quarter, fee levels in this segment should rebound. • Deposit Service Charges: Down nearly 4% this quarter as a result of seasonality impacting check card quarterly comparison, and two fewer days in the quarter compared to the fourth quarter. • Other Revenue: Down primarily due to a decrease in revenue earned on certain repossessed assets compared to the fourth quarter of 2018. 8

Expenses %Incr. %Incr. ($mil) Q1 2019 Q4 2018 Q1 2018 Seq. YOY Personnel expense $169.2 $160.7 $139.9 5.3% 20.9% Other operating expense $117.9 $123.9 $104.5 (4.8)% 12.9% Total operating expense $287.2 $284.6 $244.4 0.9% 17.5% Efficiency Ratio* 61.93% 60.02% 64.94% • CoBiz integration expense totaled $12.7 million in the quarter. Run rate efficiencies to be realized going forward. • Excluding CoBiz integration costs, personnel expense up largely due to the equity compensation award reversals in Q4 that impact the comparison, and $1.9 million increase in employee benefits due to seasonality. • Excluding CoBiz integration costs, non-personnel expense decreased $6.6 million, impacted by a $2.8 million charitable contribution in Q4. Business promotion expense decreased $1.7 million and mortgage banking costs decreased $1.6 million, both due to seasonality. Professional fees and services decreased $1.0 million. *Excluding CoBiz integration costs 9

Forecast and Assumptions • Mid single digit loan growth for the consolidated BOKF and COBZ entity. • Provision levels moving forward will be influenced by loan growth, but are expected to be at similar dollar levels to the past couple of quarters. • We now expect no rate hikes in 2019, providing little opportunity to improve net interest margin. • Revenue from fee-generating businesses slightly up from current levels in legacy BOKF portfolio, and as we begin to sell into the COBZ customer base. • CoBiz integration costs now behind us; remaining cost synergies going forward, including $4 million per quarter in personnel. • We expect to meet the 60% efficiency ratio mark in the second-half of 2019. • 7% in EPS accretion in 2019 from CoBiz. • Blended federal and state effective tax rate of 22-23% going forward. 10

Stacy Kymes EVP-Corporate Banking 11

Loan Portfolio Seq. Mar 31, Dec 31, Loan ($mil) 2019 2018 Growth Energy $3,705.1 $3,590.3 3.2% Services 3,287.6 3,258.2 0.9% Healthcare 2,915.9 2,799.3 4.2% Wholesale/retail 1,706.9 1,621.2 5.3% Manufacturing 742.4 730.5 1.6% Public Finance 803.1 804.6 (0.2)% Other 801.1 832.0 (3.7)% Total C&I $13,962.0 $13,636.1 2.4% Commercial Real Estate 4,600.7 4,764.8 (3.4)% Residential Mortgage 2,192.6 2,230.0 (1.7)% Personal 1,003.7 1,025.8 (2.2)% Total Loans $21,759.0 $21,656.7 0.5% • Strong growth in energy and healthcare the primary drivers of overall C&I growth. • Continued overall loan growth despite a wave of paydowns in the Commercial Real Estate portfolio. 12

Marc Maun EVP-Chief Credit Officer 13

Key Credit Quality Metrics • No material signs of stress in any loan portfolio. • Nonaccrual loans down 6.5% sequentially. Appropriately reserved with a combined allowance of 0.95% with CoBiz portfolio included. • Net charge-offs were 0.19% of average loans over the last four quarters. 14

Steven G. Bradshaw Chief Executive Officer Closing Remarks 15

Question and Answer Session 16